Cost of Revenue	12 Months Ended
Dec. 31, 2021
Cost of Revenue [Abstract]
COST OF REVENUE

14. COST OF REVENUE

	Years ended
	December 31,
	2021	2020	2019
Test kit materials	$134,057	$149,612	$79,179
Selling expenses	8,967	26,696	54,101
Maintenance of laboratory equipment	95,352	56,151	39,761
Salaries and benefits	67,562	88,665	55,006
Royalties	88,739	46,017	111,940
Depreciation of laboratory equipment	5,049	3,339	2,677
Total costs of revenue	$399,726	$370,480	$342,664